SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 16, 2005 (March 15, 2005)
Date of Report (Date of Earliest Event Reported)

EZ2 COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction
of incorporation or organization)
000-29449
(Commission File Number)
88-0428896
(IRS Employer Identification No.)
200 SE First Avenue, Suite 620
Miami, Florida 33131
(Address of principal executive offices) (Zip Code)
(305) 577-5990
(Registrant's Telephone Number, Including Area Code)

EDGAR FILING.NET, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On March 15, 2005, the Registrant retained Lazar, Levine & Felix, LLP as its new independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 16, 2005

EZ2 COMPANIES, INC.

By: /S/ Otto Bethlen

Name: Otto Bethlen